SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): December 29, 1999


                            COMPUTRON SOFTWARE, INC.
            ........................................................
             (Exact name of registrant as specified in its charter)


         Delaware                   1-13591                  13-2966911
 ........................... ....................... ............................
(State or other jurisdiction        (Commission               (IRS Employer
of incorporation)                   File Number)             Identification No.)

      301 Route 17 North
      Rutherford, New Jersey                                      07070
 ........................... ....................... ............................

(Address of principal executive offices)                        (Zip Code)


                                                       (201) 935-3400
Registrant's telephone number, including area code .....................

                                       N/A
         ..............................................................
         (Former name or former address, if changed since last report)

Item 2.   Acquisition or Disposition of Assets

On December 29, 1999, Registrant sold its entire interest in its wholly-owned French subsidiary, Computron Software, S.A., to ADONIX, a French company with no material relationship to Registrant, any affiliate of Registrant or any director or officer (or associate thereof) of Registrant. Pursuant to the Share Purchase Agreement, a copy of which is attached as Exhibit 2.1, Registrant received 1 French Franc for the shares of Computron Software, S.A. Further, Registrant was required to fund the working capital deficiency of Computron Software, S.A. in the amount of approximately US $1.5 million prior to December 29, 1999. The Share Purchase Agreement obligates Registrant to pay an additional US $500,000 to Computron Software, S.A. on or prior to October 31, 2000.

Item 7.   Financial Statements and Exhibits.

(b)   Pro forma financial information

Unaudited  Pro Forma  Condensed  Consolidated  Balance Sheet as of September 30,
1999.

Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1998 and the nine month period ended September 30, 1999.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(c)   Exhibits

      2.1 Share Purchase Agreement, dated December 23, 1999, between Registrant and ADONIX relating to the sale of all of the shares of Computron Software, S.A. (English translation)

      99.1 Press Release by Registrant, dated January 12, 2000, announcing its sale of Computron Software, S.A.

                            Computron Software, Inc.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements (the "Pro Forma Financial Statements") are based on the historical consolidated financial statements of Computron Software, Inc. (the "Company").

The unaudited pro forma condensed consolidated balance sheet gives effect to the disposition, described in Item 2, as if it was consummated on September 30, 1999. The unaudited pro forma condensed consolidated statements of operations give effect to the disposition as if it was consummated as of the beginning of the respective periods presented. The pro forma adjustments are more fully described in the accompanying notes.

The Pro Forma Financial Statements are presented for informational purposes only and do not purport to be indicative of the results of operations that actually would have been achieved had the disposition been consummated on the date or for the periods indicated and do not purport to be indicative of the financial position or results of operations as of any future date or for any future period. The Pro Forma Financial Statements should be read in connection with the Company's Annual Report on Form 10-K for the year ended December 31, 1998, the Consolidated Financial Statements of the Company and the related notes thereto and the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 1999.

                            COMPUTRON SOFTWARE, INC.

                 Pro Forma Condensed Consolidated Balance Sheet

                               September 30, 1999

                                   (Unaudited)

                                 (In thousands)

                                                                          Pro Forma
                                                    As Filed in 10-Q     Adjustments (a)    PRO FORMA
                                                    -------------------------------------------------
        Assets
Current assets:
  Cash and cash equivalents                            $     1,505         $        0       $  1,505
  Restricted cash                                              299                  0            299
  Accounts receivable, net                                  10,354               (315)        10,039
  Prepaid expenses and other current assets                  1,607               (387)         1,220
                                                       -----------         ----------       --------
Total current assets                                        13,765               (702)        13,063
                                                       -----------         ----------       --------
Equipment and leasehold improvements:
  Computer and office equipment                             11,779               (186)        11,593
  Furniture and fixtures                                     1,312               (111)         1,201
  Leasehold improvements                                     1,085                  0          1,085
                                                       -----------         ----------       --------
                                                            14,176               (297)        13,879
Less: accumulated depreciation and amortization             11,848                146         11,702
                                                       -----------         ----------       --------
                                                             2,328               (151)         2,177

  Capitalized software development costs, net                1,654                  0          1,654
  Other assets                                                 633               (486)           147
                                                       -----------         ----------       --------
                                                       $    18,380         $   (1,339)      $ 17,041
                                                       ===========         ==========       ========

Liabilities and Stockholders' Deficit
Current liabilities:
  Current portion of long-term debt and
  capital leases                                       $     1,670         $       (2)      $  1,668
  Short term borrowings                                      1,304                500          1,804
  Accounts payable                                           4,065               (604)         3,461
  Accrued expenses                                           7,459             (1,095)         6,364
  Deferred revenue                                           8,401               (147)         8,254
                                                       -----------         ----------       --------
Total current liabilities                                   22,899             (1,348)        21,551
                                                       -----------         ----------       --------
Long-term debt and capital leases, net of current              977              1,000          1,977
Other liabilities                                                0                500            500
Stockholders' deficit:
  Common stock                                                 239                  0            239
  Additional paid-in capital                                70,122                  0         70,122
  Accumulated deficit                                      (75,224)            (2,101)       (77,325)
  Accumulated other comprehensive loss                        (633)               610            (23)
                                                       -----------         ----------       --------
Total stockholders' deficit                                 (5,496)            (1,491)        (6,987)
                                                       -----------         ----------       --------
                                                       $    18,380         $   (1,339)      $ 17,041
                                                       ===========         ==========       ========

(See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.)

                            COMPUTRON SOFTWARE, INC.

            Pro Forma Condensed Consolidated Statements of Operations

                  For the Nine Months Ended September 30, 1998

                                   (Unaudited)

                      (In thousands, except per share data)



                                                                          Pro Forma
                                                    As Filed in 10-Q     Adjustments (b)    PRO FORMA
                                                    -------------------------------------------------
Revenues:

License Fees                                          $      7,009       $         59       $  6,950
Services                                                    36,390              2,905         33,485
                                                      ------------       ------------       --------
Total revenues                                              43,399              2,964         40,435
                                                      ------------       ------------       --------


Operating Expenses:
Cost of license fees                                         1,526                  0          1,526
Cost of services                                            19,354              2,207         17,147
Sales and marketing                                          8,920                774          8,146
Research and development                                     5,915                 30          5,885
General and administrative                                  10,191              2,162          8,029
                                                      ------------       ------------       --------
Total operating expenses                                    45,906              5,173         40,733
                                                      ------------       ------------       --------
Operating loss                                              (2,507)            (2,209)          (298)
                                                      ------------       ------------       --------
Other expense, net                                            (658)               (16)          (642)
                                                      ------------       ------------       --------
Net Loss                                               $    (3,165)      $     (2,225)       $  (940)
                                                       ===========       ============        =======
Basic and diluted net loss
per common share                                       $     (0.13)                          $ (0.04)
                                                       ===========                           =======
Weighted average basic and diluted
common shares outstanding                                   23,914                            23,914
                                                       ===========                           =======

(See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.)


                            COMPUTRON SOFTWARE, INC.

            Pro Forma Condensed Consolidated Statements of Operations

                      For the Year Ended December 31, 1998

                                   (Unaudited)

                      (In thousands, except per share data)




                                                                          Pro Forma
                                                    As Filed in 10-K     Adjustments (b)    PRO FORMA
                                                    -------------------------------------------------
Revenues:

License Fees                                          $     15,273       $        536       $ 14,737
Services                                                    48,248              5,403         42,845
                                                      ------------       ------------       --------
Total revenues                                              63,521              5,939         57,582
                                                      ------------       ------------       --------


Operating Expenses:
Cost of license fees                                         3,824                  0          3,824
Cost of services                                            28,389              4,200         24,189
Sales and marketing                                         14,970              1,354         13,616
Research and development                                    10,568                309         10,259
General and administrative                                  13,586              2,684         10,902
Restructuring costs                                          1,025                731            294
                                                      ------------       ------------       --------
Total operating expenses                                    72,362              9,278         63,084
                                                      ------------       ------------       --------
Operating loss                                              (8,841)            (3,339)        (5,502)
                                                      ------------       ------------       --------
Other expense, net                                            (190)               (13)          (177)
                                                      ------------       ------------       --------
Loss before income tax provision                            (9,031)            (3,352)        (5,679)
Income tax provision                                            12                 12              0
                                                      ------------       ------------       --------
Net Loss                                              $     (9,043)      $     (3,364)       $(5,679)
                                                      ============       ============        =======
Basic and diluted net loss
per common share                                      $      (0.38)                          $ (0.24)
                                                      ============                           =======
Weighted average basic and diluted
common shares outstanding                                   23,963                            23,963
                                                      ============                           =======

(See accompanying notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.)


                            Computron Software, Inc.
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Condensed Consolidated Balance Sheet Adjustments:

(a) Adjustments to reflect the elimination of the net assets of Computron Software, S.A. and to reflect the $500,000 payment due to Computron Software, S.A. on or before October 31, 2000 (reflected as other liabilities), $1.5 million incurred to restore working capital deficiencies in Computron Software, S.A. (comprised of $1 million in new long-term debt and $500,000 in short term borrowings), approximately $600,000 in estimated costs resulting directly from the sale (reflected in accrued expenses), and the resulting loss on the sale of approximately $2 million.

Pro Forma Condensed Consolidated Statements of Operations Adjustments:

The pro forma condensed consolidated statements of operations do not include any impact of the loss on the sale. The pro forma condensed statements of operations also do not show the additional interest expense that would have been incurred in connection with the new long-term debt or short term borrowings because such interest expense would have been offset by approximately the same amount in interest expense savings that would have been realized since the Company would not have had to incur additional debt to fund the operating losses of Computron Software, S.A. during those periods.

(b) Adjustments to eliminate the results of operations of Computron Software, S.A. from historical financial statement amounts.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      COMPUTRON SOFTWARE, INC.


Date: January 12, 2000                By:   /s/ MICHAEL R. JORGENSEN
                                            ------------------------
                                            Michael R. Jorgensen
                                            Executive Vice President and Chief
                                            Financial Officer

                                  EXHIBIT INDEX

2.1 Share Purchase Agreement, dated December 23, 1999, between Registrant and ADONIX relating to the sale of all of the shares of Computron Software, S.A. (English translation)

99.1 Press Release by Registrant, dated January 12, 2000, announcing its sale of Computron Software, S.A